                                  PRESS RELEASE

                              FOR IMMEDIATE RELEASE

            BEAZER HOMES ANNOUNCES RECORD FIRST QUARTER EPS OF $.85,
                    UP 60% OVER PRIOR YEAR; NEW ORDERS UP 12%

ATLANTA, GEORGIA, JANUARY 25, 2000 - Beazer Homes USA, Inc. (NYSE: BZH; WWW.BEAZER.COM) today announced results for the quarter ended December 31, 1999, the first quarter of its 2000 fiscal year. Highlights of the quarter, compared to the same period of the prior year, are as follows:

   -    DILUTED EPS: $.85 (UP 60% VS. $.53 IN PRIOR YEAR'S DECEMBER QUARTER)
   -    Home closings: 1,611 (up 15%); total revenues $309 million (up 28%)
   - Earnings before interest, taxes, depreciation and amortization (EBITDA) $19.6 million (up 44%)
   -    EBITDA Margin: 6.4% (up 80 basis points)
   -    Net income: $7.5 million (up 61%)
   -    New orders: 1,505 (up 12%)
   -    Dollar Backlog: $472 million (up 1%)

RECORD FIRST QUARTER RESULTS

Ian McCarthy, President and Chief Executive Officer of Beazer Homes, said, "We are extremely pleased to report record results for the first quarter of our 2000 fiscal year. Closings, net income, new orders and dollar backlog were all December quarter Company records."

Mr. McCarthy continued, "Our earnings per share were up 60% on a 15% increase in homes closed, reflecting both a higher average sales price and our improved profit margin. We are particularly proud of the 80 basis point improvement in our EBITDA margin, driven by a 60 basis point reduction in selling, general and administrative expenses as a percentage of revenues during the quarter. This improvement demonstrates the operating efficiency gains that we have achieved over the past year. We expect to report reductions in SG&A as a percentage of revenues throughout fiscal 2000."

RECORD DECEMBER QUARTER NEW ORDERS, DESPITE DELAYS IN OPENING NEW SUBDIVISIONS

Mr. McCarthy also said, "We are pleased to report a 12% increase in new orders during the quarter despite a decline in our number of active subdivisions at December 31. New orders of 1,505 homes represent a December quarter Company record. The increase in new orders reflects the continued strength of the homebuilding market in many of the areas we serve, especially California, Texas and the Mid-Atlantic. The US homebuilding market remains strong despite recent increases in interest rates. This strength reflects the positive impact of demographics, particularly population growth driven by immigration, that we believe will continue to fuel the homebuilding market over the coming decade."

                                   -- More --


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                                     -- 2 --

Mr. McCarthy continued, "The decrease in our number of active subdivisions at December 31, 1999 resulted from delays in opening new subdivisions. These delays have been caused by the lengthening time needed to get permits and approvals in many areas. During the March 2000 quarter, however, we anticipate opening a number of new subdivisions just in time for the traditional home selling season and we expect our subdivision count to increase during the quarter ending March 31, 2000."

BEAZER BUYS BACK SHARES AT A DISCOUNT TO BOOK VALUE

The Company also announced that it has repurchased 182,150 shares of its common stock at an average price of $18.89 per share. These repurchases were made pursuant to the Company's plan, that it announced in November 1999, to repurchase up to 500,000 shares of its common stock.

David S. Weiss, Executive Vice President and Chief Financial Officer of Beazer Homes, said, "Our repurchases of common stock during the quarter were made at a 30% discount to book value of $27.12 per share at December 31, 1999 and at 4.2 times our last twelve months' earnings of $4.47 per share. At these levels, we believe that our stock is significantly undervalued and represents an excellent investment opportunity."

Mr. Weiss also said, "Even with the repurchases of our common stock, we continue to maintain one of the strongest balance sheets in the homebuilding industry. We have reduced our debt by $11 million and our debt to total capitalization ratio from 58% to 53%, since last year's December quarter."

OUR FUTURE IN BLACK AND WHITE

Mr. McCarthy said, "In our recently issued 1999 Annual Report, 'Our Future In Black and White', we describe our optimism for the future of both Beazer Homes and the homebuilding industry. The US homebuilding market continues to drive forward, fueled by a healthy economy and strong demographics. We expect the number of US households to continue to increase dramatically over the coming decade. With our strong position in the growth markets of the US and our aggressive e-business initiatives, led by BEAZER.COM, we believe that we are uniquely qualified to take advantage of that growth."

Mr. McCarthy concluded, " Americans' number one dream continues to be 'Own my own home' and Beazer is well positioned to make the home-owning dream of these millions come true."


                                   -- More --


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                                     -- 3 --

Beazer Homes USA, Inc., based in Atlanta, Georgia, is one of the country's ten largest single-family homebuilders with operations in Arizona, California, Florida, Georgia, Maryland, Nevada, New Jersey, North Carolina, South Carolina, Tennessee, Texas and Virginia.

Contact: David S. Weiss
         Executive Vice President and Chief Financial Officer
         (404) 250-3420
         dweiss@beazer.com

NOTE: CERTAIN STATEMENTS IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. SUCH STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. SUCH RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN GENERAL ECONOMIC CONDITIONS, FLUCTUATIONS IN INTEREST RATES, INCREASES IN RAW MATERIALS AND LABOR COSTS, LEVELS OF COMPETITION AND OTHER FACTORS DESCRIBED IN THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED SEPTEMBER 30, 1999.

                               -- Table Follows --

                         BEAZER HOMES USA, INC.

                CONSOLIDATED OPERATING AND FINANCIAL DATA
            (Dollars in thousands, except per share amounts)

FINANCIAL DATA

                                                                                           Quarter Ended
                                                                                           DECEMBER 31,
                                                                               --------------------------------------
                                                                                    1999                 1998
                                                                                    -----                ----
INCOME STATEMENT
Revenues                                                                             $ 308,745             $ 242,110
Costs and expenses:
      Home construction and land sales                                                 255,748               201,167
      Interest                                                                           5,523                 5,035
      Selling, general and administrative expense                                       34,273                28,246
                                                                               ----------------     -----------------
Operating income                                                                        13,201                 7,662
Other income (expense)                                                                    (878)                  (48)
                                                                               ----------------     -----------------
Income before income taxes                                                              12,323                 7,614
Income taxes                                                                             4,806                 2,931
                                                                               ----------------     -----------------
Net income                                                                             $ 7,517               $ 4,683
                                                                               ================     =================

Dividends and other payments to preferred shareholders                                     $ -               $ 1,000
Net income to common shareholders:
      Basic                                                                            $ 7,517               $ 3,683
      Diluted                                                                          $ 7,517               $ 4,683

Net income per share:
      Basic                                                                              $0.88                 $0.62
                                                                               ================     =================
      Diluted                                                                            $0.85                 $0.53
                                                                               ================     =================
Weighted average shares outstanding, in thousands:
      Basic                                                                              8,530                 5,896
      Diluted                                                                            8,825                 8,868

Interest incurred                                                                      $ 6,631               $ 5,939
Depreciation and amortization                                                          $ 1,763               $ 1,008

SELECTED BALANCE SHEET DATA                                                                 DECEMBER 31,
                                                                               --------------------------------------
                                                                                    1999                  1998
                                                                               ----------------     -----------------
Inventory                                                                            $ 575,700             $ 540,233
Total assets                                                                           628,075               589,405
Total debt                                                                             273,500               285,000
Stockholders' equity                                                                   239,375               203,129

                         BEAZER HOMES USA, INC.
          CONSOLIDATED OPERATING AND FINANCIAL DATA (Continued)

                         (Dollars in thousands)

OPERATING DATA

                                                                                           QUARTER ENDED
                                                                                           DECEMBER 31,
                                                                               --------------------------------------
SELECTED OPERATING DATA                                                             1999                 1998
                                                                                    -----                ----
Closings:
      Southeast region                                                                     551                   535
      Southwest region                                                                     685                   595
      Central region                                                                       122                   136
      Mid-Atlantic region                                                                  253                   130
                                                                               ----------------     -----------------
Total closings                                                                           1,611                 1,396
                                                                               ================     =================
New orders, net of cancellations (A):
      Southeast region                                                                     537                   597
      Southwest region                                                                     620                   610
      Central region                                                                        88                    78
      Mid-Atlantic region                                                                  260                    64
                                                                               ----------------     -----------------
Total new orders                                                                         1,505                 1,349
                                                                               ================     =================
Backlog at end of period                                                                 2,452                 2,565
                                                                               ================     =================
Dollar value of backlog at end of period                                             $ 471,856             $ 468,780
                                                                               ================     =================
Active subdivisions:
      Southeast region                                                                     111                   113
      Southwest region                                                                      59                    61
      Central region                                                                        30                    30
      Mid-Atlantic region                                                                   42                    46
                                                                               ----------------     -----------------
Total active subdivisions                                                                  242                   250
                                                                               ================     =================

                                                                                           QUARTER ENDED
                                                                                           DECEMBER 31,
                                                                               --------------------------------------
SUPPLEMENTAL FINANCIAL DATA:                                                        1999                 1998
                                                                                    -----                ----
Revenues
      Home sales                                                                     $ 303,584             $ 239,797
      Land and lot sales                                                                 3,305                   639
      Mortgage origination revenue                                                       3,107                 2,536
      Intercompany elimination - mortgage                                               (1,251)                 (862)
                                                                               ----------------     -----------------
Total revenues                                                                       $ 308,745             $ 242,110
                                                                               ================     =================
Cost of home construction and land sales
      Home sales                                                                     $ 253,849             $ 201,575
      Land and lot sales                                                                 3,150                   454
      Intercompany elimination - mortgage                                               (1,251)                 (862)
                                                                               ----------------     -----------------
Total costs of home construction and land sales                                      $ 255,748             $ 201,167
                                                                               ================     =================
Selling, general and administrative
      Homebuilding operations                                                         $ 32,117              $ 26,512
      Mortgage origination operations                                                    2,156                 1,734
                                                                               ----------------     -----------------
Total selling, general and administrative                                             $ 34,273              $ 28,246
                                                                               ================     =================

(A) New orders for the quarter ended December 31, 1998 does not include 555 homes in backlog acquired in a business acquisition.